Shareholders' equity	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Shareholders' equity
19	Shareholders’ equity

19.1	Issued capital
The total share capital is as follows:

	December 31, 2021	December 31, 2020
Number of ordinary nominative shares	191,028,642	170,981,476
Par value (i)	0.0001	0.0001

Total share capital	19	17

(i)
In April 2020, the Group’s shareholders approved a capital stock share Split with a 100:1 (one hundred for one) share split ratio. As a result of the share split, the Group’s historical financial statements have been revised to reflect the number of shares and per share data as if the share split had been in effect for all periods presented.

In July 2021, within the completion of the IPO, each of the existing shares (common shares) were converted into Class A or Class B shares. Therefore, the Company now has two classes of common shares: Class A common shares and Class B common shares. The rights of Class A common shares and Class B common shares holders are identical, except to voting, conversion, and transfer restrictions applicable to the Class B common shares. Each Class A common share are entitled to one vote. Each Class B common share is entitled to 10 votes and convertible into one Class A common share as provided in the Articles of Association. Holders of Class A common shares and Class B common shares vote together as a single class on all matters unless otherwise required by law. Refer to note 1.1 for additional details.

19.2	Capital reserve

a.	Issue of ordinary shares as consideration for a business combination
Acquisition of subsidiary Ciashop
On July 31, 2019, the capital increase and the issuance of shares resulting from the purchase of Ciashop were approved at an Extraordinary General Meeting. Thus, 4,330 (four thousand three hundred and thirty) shares were issued. This operation resulted in an increase of USD 1,090 in shareholders’ equity.
Acquisition of subsidiary Dlieve
In December 2019, a portion of the acquisition of the subsidiary Dlieve was paid in shares
.
 The amount of USD 495 was paid through the issue of VTEX shares with a par value of USD 0.01 per share for 1,766 shares. The difference between the par value of the shares and the total amount paid was classified in capital reserve.
In November 2020, the Group paid a total amount of USD 198 through the issue of 22,455 shares to the sellers of Dlieve. The total amount was classified in capital reserve.
In January 2021, a portion of the
earn-out
on the acquisition of Dlieve was paid in shares. The amount of US$ 3 was paid through the issue of VTEX shares with a par value of US$ 0.0001 per share for 382 shares. The difference between the par value of the shares and the total amount paid was classified in capital reserve.
In June 2021, a portion of the
earn-out
on the acquisition of Ciashop, Indeva, and Suiteshare was paid in shares. The amounts of US$ 22, US$ 200, and US$ 1,264 were paid through the issue of VTEX shares with a par value of US$ 0.0001 per share for
2, 139
, and 110 thousand shares, respectively. The difference between the par value of the shares and the total amount paid was classified in capital reserve.

b.	Corporate reorganization
As described in note 1.1 above, VTEX completed its corporate restructuring in October 2019. VTEX BRA ceased to be the ultimate parent company, and VTEX (non-operating holding company) was established and became the ultimate parent company. This transaction occurred through the transfer of the shares of its shareholders from VTEX BRA to VTEX, which resulted in the capital increase of 1,525,019 shares at par value of USD 0.01 per share, in the amount of USD 15,000, and the remaining amount of USD 14,938 was recorded as capital reserve. See note 1.1.

c.	Capital contribution and buy back of shares
In November 2019, VTEX Group received a capital contribution of USD 40 million, mainly classified in the capital reserve account.
In July 2020 VTEX Group bought back 363.1 thousand shares (USD 668) from existing shareholders and immediately canceled those shares.
In September 2020, VTEX Group received a capital contribution of USD 126.6 million by issuing 14.3 million new shares to investors. At the same day the Group bought back 11.4 million shares (USD 100.3 million) from existing shareholders and immediately canceled those shares.
In October 2020, the Group bought back 9 thousand shares (USD 79.6 thousand) from existing shareholders and immediately canceled those shares.
In November 2020, VTEX Group received a capital contribution of USD 30 million by issuing 3.4 million new shares to investors. At the same day the group bought back 3.4 million shares from existing shareholders by the same amount of USD 30 million and immediately canceled those shares.
In January 2021, VTEX Group bought back 21.7 thousand shares (US$ 192) from existing shareholders and immediately canceled those shares.
In February 2021, VTEX Group bought back 10.2 thousand shares (US$ 90) from existing shareholders and immediately canceled those shares.
In March 2021, VTEX Group received a capital contribution of US$ 1,000 by issuing 113.1 thousand new shares to investors, mainly classified in the capital reserve account, and bought back 5.2 thousand shares (US$ 46) from existing shareholders and immediately canceled those shares.
In May 2021, VTEX Group bought back 7 thousand shares (US$ 79) from existing shareholders and immediately canceled those shares.
As a result of the completion of the IPO described in Note 1.1, new shares were issued in July 2021 as follows:
(i) 13,876,702 new Class A common shares sold by the company in the IPO.
(ii) 5,123,298 new Class A common shares offered by the selling shareholders in the IPO.
(iii) 2,850,000 new Class A common shares as a result of the exercise of the underwriters’ option to purchase additional shares.

d.	Share-based payment
The Group has equity-settled compensation plans . Refer to note 25 for additional details.

e.	Acquisition of non-controlling interests
(i) In January 2021, the Group acquired 3.46% interest in the voting shares of VTEX ARG, increasing its ownership interest from 96.54% to 100%. Cash consideration of 2,400 million Argentine Pesos (corresponding to US$ 27 at the acquisition date) will be paid to the non-controlling
shareholders for up to 5 years. As of December 31, 2021, the payable amount translated to the presentation currency is US$ 23.
The effect on the equity attributable to the owners of VTEX during the year is summarized as follows:

Thousands of US$
Cash consideration to be paid to former non-controlling shareholders	(27)
Carrying value of the additional interest in VTEX ARG	123
Difference recognized in capital reserve	96
(ii) In May 2021, the Group acquired 0.04% interest in the voting shares of VTEX MEX, increasing its ownership interest from 99.95% to 99.99%. Cash consideration of 1.5 Mexican Pesos (corresponding to US$ 0.1 at the acquisition date) paid to the non-controlling
shareholder.

19.3	Other reserves
Exchange differences arising on translation of the foreign-controlled entities are recognized in other comprehensive income, as described in note 2.4. The cumulative amount is reclassified to profit or loss when the net investment is disposed of.